                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. 1)

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement           / /   Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 COMPURAD, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                             -----------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

/ /      Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                                 COMPURAD, INC.

                                    NOTICE OF
                       1997 ANNUAL MEETING OF STOCKHOLDERS
                                  May 22, 1997

To Our Stockholders:

         NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Meeting") of CompuRAD, Inc., a Delaware corporation (the "Company"), will be held on Thursday, May 22, 1997 at 2:00 p.m., local time, at the Loews Ventana Canyon Resort, 7000 N. Resort Drive, Tucson, Arizona, for the following purposes:

         1. To elect three directors for a three-year term expiring in 2000;

         2. To ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ended December 31, 1997; and

         3. To transact such other business as may properly come before the Meeting or any adjournment thereof. Management is presently aware of no other business to come before the Meeting.

These items of business are more fully described in the Proxy Statement accompanying this notice.

         The Board of Directors has fixed the close of business (Mountain Standard Time) on March 31, 1997 as the record date for the determination of Stockholders entitled to receive notice of and to vote at the Meeting and at any adjournment thereof.

         All Stockholders are cordially invited to attend the Meeting in person. To assure your representation at the Meeting, however, you are urged to execute and return the enclosed proxy in the postage paid envelope. Any stockholder attending the Meeting may vote in person even if the stockholder has returned a proxy if the stockholder revokes in writing any previously executed proxy. A copy of the Company's 1996 Annual Report, which includes audited financial statements, was provided to you on or about April 24, 1997.

         If your shares are held of record by a broker, bank or other nominee and you wish to attend the Meeting, you must obtain a letter from the broker, bank or other nominee and bring it to the Meeting. In order to vote your shares at the Meeting, you must obtain from the record holder a proxy issued in your name.

                                           By Order of the Board of Directors


                                           /s/ Henky Wibowo
                                           Henky Wibowo
                                           Secretary

Tucson, Arizona
May 9, 1997



    IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE
        AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                                 COMPURAD, INC.
                                 1350 North Kolb
                              Tucson, Arizona 85715

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 22, 1997

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         This Amendment No. 1 to the Proxy Statement is furnished to Stockholders of CompuRAD, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies on behalf of the Company's Board of Directors (the "Board") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Thursday, May 22, 1997, at 2:00 p.m., local time, at the Loews Ventana Canyon Resort, 7000 N. Resort Drive, Tucson, Arizona or any adjournments thereof.

         The Amendment No. 1 to the proxy materials are being mailed on or about May 9, 1997 to Stockholders entitled to vote at the Meeting. The Company's Board of Directors has unanimously approved the matters being submitted for stockholder approval at the Meeting.

VOTING SECURITIES AND VOTING RIGHTS

         The close of business (Mountain Standard Time) on March 31, 1997 has been fixed as the "Record Date" for the determination of Stockholders entitled to notice of and to vote at the Meeting. On that date there were 3,857,950 shares of Common Stock issued and outstanding.

         The presence, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding constitutes a quorum for the transaction of business at the Meeting. Each stockholder voting at the Meeting, either in person or by proxy, may cast one vote per share of Common Stock on each matter of business to be considered at the Meeting. The affirmative vote of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote is required: (i) to elect three directors; and (ii) to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 1997.

         Votes cast by proxy or in person at the Meeting will be tabulated by the election inspector appointed for the Meeting and will determine whether or not a quorum is present. The election inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the Stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

VOTING OF PROXIES

         When a proxy is properly executed and returned, the shares it represents will be voted at the Meeting as directed. If no specification is indicated, the shares will be voted: (i) "for" the election of the three director nominees named herein; and (ii) "for" the ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 1997.

REVOCABILITY OF PROXIES

         Proxies may be revoked by written notice to the Secretary of the Company at any time prior to their being voted at the Meeting. Stockholders who are present at the Meeting may revoke in writing their proxies previously submitted and vote in person, if they so desire.

SOLICITATION

         The Company will bear the cost of solicitation of proxies, including the charges and expenses of brokerage firms and others that forward solicitation material to beneficial owners of the Company's stock. Proxies may be solicited by mail, telephone, telefacsimile or personal communications. The Company has retained Corporate Investor Communications, Inc. to assist in the solicitation of proxies.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

         Any Stockholder proposal which is intended to be presented at the Company's 1998 Annual Meeting of Stockholders for the year ended December 31, 1997 must be received at the Company's principal executive offices no later than January 31, 1998 in order that it may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         The Company's Board of Directors is comprised of six members, three Class I Directors, one Class II Director and two Class III Directors, all with a three-year staggered term. At the Meeting, three Class I Directors will be elected with a three-year term expiring at the 2000 Annual Meeting of Stockholders. The Board recommends a vote for the re-election of Jose L. Canchola and Stewart F. Gross, whose terms expire at the 1997 Annual Meeting of Stockholders and the election of David I. Lapan. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of Messrs. Canchola, Gross and Lapan as directors of the Company.

         If a nominee should become unavailable for election, the proxy may be voted for a substitute nominee selected by the persons named in the proxy; however, the Board of Directors is not aware of any circumstances likely to render any nominee unavailable.

INFORMATION CONCERNING DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

         The names of the Company's directors, nominees for directors and executive officers and certain information about them are set forth below.



                                                                                                                  TERM
              NAME                  AGE(1)                              POSITION                                EXPIRES
-------------------------           -----                               --------                                -------
Phillip Berman, M.D.(2)               43      Chairman, Chief Executive Officer and President                     1999

Ronald Michaels                       61      Executive Vice President and Director                               1997

Cary Cole(3)                          31      Vice President, Sales and Director                                  1998

Henky Wibowo                          31      Vice President, Engineering and Director                            1999

Jose L. Canchola(2) (3)               65      Director                                                            1997

Stewart F. Gross(2) (3)               46      Director                                                            1997

David I. Lapan                        49      Nominee for Director                                                  --

Kevin Donovan                         40      Vice President, Finance and Chief Financial Officer                   --

--------------------

(1)      As of March 31, 1997.

(2)      Member of Compensation and Nomination Committee.

(3)      Member of Audit Committee.

         PHILLIP BERMAN, M.D., CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT. Dr. Berman founded the Company and has served as Chairman, President and Chief Executive Officer of the Company since 1992. After practicing medicine in New York, Dr. Berman founded Arizona State Radiology, P.C., a radiology practice in Tucson, Arizona ("ASR") in 1988. Dr. Berman served as President of ASR until 1995 and as Chairman of Radiology of St. Mary's Hospital in Tucson through 1992. Dr. Berman received a B.A. in Anthropology from Harvard University in 1975 and an M.D. from The Medical College of Pennsylvania in 1980. He served as an intern at Cedars-Sinai Medical Center in Los Angeles and a resident in Diagnostic Radiology at the University of California at San Diego and Scripps Clinic.

         RONALD MICHAELS, EXECUTIVE VICE PRESIDENT AND DIRECTOR. Mr. Michaels joined the Company in August 1995 as a consultant and became a Director of the Company in July 1996 and an Executive Vice President from January 1996 until May 6, 1997. Mr. Michaels has been the sole shareholder and Chief Executive Officer of The Stratford Group, Inc., a private holding company that engages in a variety of consulting and investing activities, since 1978. Mr. Michaels served as CEO of Gordon-Michaels Associates, a management consulting firm in New York City from 1967 to 1973. Mr. Michaels served as a founding member of the five-person Executive Committee, and Chief Marketing Officer of New York City's OTB Corporation, a public-benefit corporation, from 1970 to 1972. Mr. Michaels received a B.S. in Speech Science from Purdue University in 1957.

         CARY COLE, VICE PRESIDENT, SALES AND DIRECTOR. Mr. Cole joined the Company in 1992 as a consultant and has served as Vice President, Sales and Director of the Company since 1993. He was President of Student Financial Resources Corporation and Educational Programs and Services Corporation from 1990 to 1992. Mr. Cole received his B.S. in Business Administration from the University of Arizona in 1989.

         HENKY WIBOWO, VICE PRESIDENT, ENGINEERING, SECRETARY AND DIRECTOR. Mr. Wibowo co-founded the Company and has served as Vice President, Engineering of the Company since 1992. He was an engineer at IIS, Inc., now known as Avalon Software, from 1990 to 1991. He is currently Secretary of the Company. Mr. Wibowo received a B.S. in Electrical Engineering from Oregon State University in 1988 and an M.S. in Electrical Engineering from the University of Arizona in 1990.

         JOSE L. CANCHOLA, DIRECTOR. Mr. Canchola was appointed to the Company's Board of Directors in April 1997. Since 1976, Mr. Canchola has been the President and Chief Executive Officer of the Canchola Group, Inc., a company which owns and operates seven McDonald's restaurants in Southern Arizona. Mr. Canchola has received numerous humanitarian and business awards, including being one of five finalists for the National Minority Retailer of the Year and Hispanic Magazine's 1996 recipient of the Hispanic Lifetime Achievement Award. Mr. Canchola is currently on the Board of Directors of Tucson Electric Power (NYSE:TEP), the advisory board of the Northern Trust Bank of Arizona and a former member of the McDonald's Corporation National Operators Advisory Board. Mr. Canchola graduated from the New York Institute of Finance in 1966 and the Mortgage Banking School at the University of Chicago in 1973.

         STEWART F. GROSS, DIRECTOR. Mr. Gross was appointed to the Company's Board of Directors in April 1997. Since 1992, Mr. Gross has been an executive with the Florida Shopping Center Group. He was Senior Vice President and Managing Partner of the Tucson Office and a member of the Board of Directors of Leo Eisenberg Company from 1980 to 1992. Mr. Gross has served as Arizona State Government Affairs Chairman and National Chairman for State Issues of the International Council of Shopping Centers, a worldwide association with over 30,000 members. Mr. Gross is a Certified Leasing Specialist and received a B.A. in History from the University of Arizona in 1973.

         DAVID I. LAPAN, M.D., F.A.C.C., NOMINEE FOR DIRECTOR. Dr. Lapan has been a cardiologist with the Pima Heart Associates, P.C. since March 1980. Dr. Lapan is currently the acting Director of Spalding Diagnostic Center at St. Mary's Hospital and the Director of Cardiovascular Services for Carondelet Hospitals. Dr. Lapan received a B.A. in Psychology from the University of California at Berkeley and a M.D. from the University of California at San Francisco.

         KEVIN DONOVAN, VICE PRESIDENT, FINANCE AND CHIEF FINANCIAL OFFICER. Mr. Donovan has served as Vice President, Finance and Chief Financial Officer of the Company since August 1993. Mr. Donovan served on the Company's Board of Directors from 1994 until July 1996. Prior to joining the Company, Mr. Donovan was a partner in the New York accounting firm Dannible & McKee from 1988 to 1993. He received a B.S. in Accounting from Syracuse University in 1980 and obtained his C.P.A. license in the State of New York in 1982 and in the State of Arizona in 1994.

BOARD MEETINGS AND COMMITTEES

         During the year ended December 31, 1996, the Board of Directors met on six occasions, including taking action by consent in lieu of a meeting three times. With the exception of Messrs. Canchola and Gross who were appointed to the Board in April 1997, no director attended fewer than 75% of the meetings.

         The Board of Directors has two standing committees: the Compensation and Nomination Committee and the Audit Committee.

         Directors Berman, Canchola, and Gross serve on the Compensation and Nomination Committee, which establishes salaries and incentive compensation for employees of the Company other than executive officers, and makes recommendations to the Board of Directors with regard to salaries and incentive compensation for executive officers of the Company. The Compensation and Nomination Committee did not hold any meetings during fiscal year 1996.

         Directors Cole, Canchola and Gross serve on the Audit Committee, which reviews the results and scope of the audit and other services provided by the Company's independent auditors. The Audit Committee was formed in April 1997.

DIRECTOR COMPENSATION

         During 1996, all Directors were employees of the Company and did not receive compensation for their services as directors. The Company plans to compensate its outside directors at the rate of $1,000 per meeting plus their travel and out-of-pocket expenses in connection with their attendance at the meetings of the Board of Directors.

REQUIRED VOTE

         The three nominees receiving the highest number of affirmative votes of the shares present or represented by proxy and entitled to vote will be elected as directors.


             THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
                    VOTE "FOR" THE ELECTION OF THE NOMINEES.

                                 PROPOSAL NO. 2
                           CONFIRMATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

         The Board of Directors has chosen to appoint Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ended December 31, 1997 and recommends that Stockholders vote in favor of the ratification of such appointment. In the event of a negative vote, the Board will reconsider its selection.

         Ernst & Young LLP has audited the Company's financial statements since fiscal year ended December 31, 1993. Representatives of Ernst & Young LLP are expected to be present at the Meeting, will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

REQUIRED VOTE

         The affirmative vote of the holders of a majority of the Common Stock present or represented at the Meeting is required to approve the selection of Ernst & Young LLP as the independent auditors of the Company.


          THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE
        "FOR" THE CONFIRMATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS
          INDEPENDENT AUDITORS FOR FISCAL YEAR ENDED DECEMBER 31, 1997.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding compensation paid by the Company to the Company's Chief Executive Officer and the Company's most highly compensated other executive officers and non-executive officer employees whose salary and bonus for such year exceeded $100,000.

SUMMARY COMPENSATION TABLE


                                                                      Annual Compensation
                                                 --------------------------------------------------------------------
                                                                                                         Other Annual
      Name and Principal Position                Year                           Salary                   Compensation
-----------------------------------              ----                           ------                   ------------
Phillip Berman, M.D.                             1996                         $  134,000                        --
  Chairman, Chief Executive Officer              1995                             83,333(1)                     --
  and President                                  1994                                 --                        --

Ronald Michaels                                  1996                             78,000                  $150,000(2)
  Executive Vice President                       1995                                 --                        --
                                                 1994                                 --                        --

Cary Cole                                        1996                            139,200                        --
  Vice President, Sales                          1995                             60,000                    87,571(3)
                                                 1994                             60,000                    66,478(3)

Henky Wibowo                                     1996                            105,000                        --
  Vice President, Engineering                    1995                             68,692                        --
                                                 1994                             55,038                        --

Kevin Donovan                                    1996                             68,538                        --
  Vice President Finance and Chief               1995                             30,527                        --
  Financial Officer                              1994                              4,385                        --

Scott Evers                                      1996                             36,000                    82,177(3)
   Regional Sales Manager                        1995                             24,000                    38,362(3)
                                                 1994                                 --                     2,000(3)

-------------------------

(1)      Dr. Berman became Chief Executive Officer in March 1996.

(2) Represents the fair market value in March 1996 of 150,000 shares of the Company's Common Stock issued to Mr. Michaels.

(3)      Represents sales commissions earned.

         No stock options were granted to the Company's Chief Executive Officer or the other Executive Officers during 1996.

STOCK OPTION PLAN

         In July 1996, the Company's 1996 Stock Plan (the "1996 Plan") was adopted by the Board of Directors. A total of 400,000 shares of Common Stock have been authorized for issuance thereunder. Under the 1996 Plan, options and stock purchase rights may be granted to the Company's employees, directors and consultants. Only employees may receive "incentive stock options," which are intended to qualify for certain tax treatment; nonemployees, including nonemployee directors, may receive "nonstatutory stock options," which do not qualify for such treatment. The exercise price of incentive stock options under the 1996 Plan must at least equal the fair market value of the Common Stock on the date of grant, while the exercise price of nonstatutory options must at least equal 85% of such market value and must be no less than 100% of such market value if such options are to qualify for certain tax treatment as "performance based compensation." Options and stock purchase rights granted under the 1996 Plan generally vest on a cumulative annual basis over a five year period, 20% of the total number of shares subject to each option or stock purchase right vesting at the end of each full year following the date of grant. All incentive stock options granted under the 1996 Plan will expire ten years from the date of grant unless terminated sooner pursuant to the provisions of the 1996 Plan. In the event of a change of control of the Company, including a merger or sale of substantially all of the Company's assets, outstanding options and stock purchase rights must be assumed by any successor corporation, or equivalent options or rights must be substituted, or they will become fully vested and exercisable.

         No stock options were granted to the Company's Chief Executive Officer or the Named Executive Officers during 1996. On January 6, 1997, the Company granted options to purchase shares of the Company's Common Stock to the following Executive Officers:


Phillip Berman, M.D.,         Chairman, Chief Executive                      2,500
                              Officer and President

Ronald Michaels,              Executive Vice President                       2,000

Cary Cole,                    Vice President, Sales                          2,000

Henky Wibowo,                 Vice President, Engineering                    2,000

Kevin Donovan,                Vice President, Finance and                    1,000
                              Chief Financial Officer


1996 EMPLOYEE STOCK PURCHASE PLAN

         In July 1996, the Company's 1996 Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors. A total of 100,000 shares of Common Stock have been authorized for issuance thereunder. The Purchase Plan, which is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), will be administered by the Board of Directors. Under the Purchase Plan, the Company will withhold a specified percentage (not to exceed 10%) of each salary payment to participating employees over certain offering periods. Any employee who is currently employed for at least 20 hours per week at for at least five months in a calendar year, either by the Company or by a designated subsidiary of the Company, will be eligible to participate in the Purchase Plan. Unless the Board of Directors or its committee determines otherwise, each offering period will run six months. The first offering period will commence on a date to be determined by the Board. New six month offering periods will commence every six months thereafter. In the event of a merger or sale of substantially all of the Company's assets, each option under the Purchase Plan may be assumed by any successor corporation, or the offering period then in progress may be shortened and all options automatically exercised. The price at which Common Stock will be purchased under the Purchase Plan is equal to 85% of the fair market value of the Common Stock on the first day of the applicable offering period or the last day of the applicable offering period, whichever is lower. Employees may end their participation in the offering at any time during the offering period and participation ends automatically on termination of employment with the Company. The maximum number of shares that a participant may purchase on the last day of any offering period is determined by dividing the payroll deductions accumulated during the offering period by the purchase price. However, no person may purchase shares under the Purchase Plan to the extent such person would own

5% or more of the total combined value or voting power of all classes of the capital stock of the Company or of any of its subsidiaries, or to the extent that such person's rights to purchase stock under all employee stock purchase plans would accrue at a rate that exceeds $25,000 worth of stock for any calendar year.


                    BENEFICIAL SECURITY OWNERSHIP OF CERTAIN
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 31, 1997 by: (i) each person or entity who is known by the Company to beneficially own five percent or more of the outstanding Common Stock, (ii) each director; (iii) the Company's Chief Executive Officer and each of the other executive officers of the Company other than the Chief Executive Officer whose total salary and bonus for fiscal year 1996 exceeded $100,000; and (iv) all directors and executive officers of the Company as a group.




                                                                                    AMOUNT AND
                                                                                    NATURE OF
      FIVE PERCENT SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS                BENEFICIAL OWNER    PERCENT
-------------------------------------------------------------------------        ----------------    -------

Phillip Berman, M.D. (1)(2).............................................            517,500           13.5%
  c/o CompuRAD, Inc.
  1350 North Kolb Road
  Tucson, Arizona 85715

Henky Wibowo (3)(4).....................................................            517,500           13.5%
  c/o CompuRAD, Inc.
  1350 North Kolb Road
  Tucson, Arizona 85715

Cary Cole (4)(5)......................................................              490,500           12.8%
  c/o CompuRAD, Inc.
  1350 North Kolb Road
  Tucson, Arizona 85715

Phillip A. Lamoreaux (6)................................................            265,200            6.9%
  1505 Bridgeway, Suite 125
  Sausalito, CA 94965

Thomas Stejskal, M.D. (3)...............................................            247,650            6.4%
  9670 N. Pusch Ridge Place
  Tucson, Arizona 85797

Travelers (7)...........................................................            200,000            5.2%
  388 Greenwich Street
  Legal Department 20th Floor
  New York, NY 10013

Ronald Michaels (3)(4)..................................................            150,000            3.9%

Kevin Donovan (8)(9)....................................................             89,600            2.3%

Jose L. Canchola........................................................                 --             --

Stewart F. Gross........................................................              1,250              *

All directors and executive officers as a group (7 persons).............          1,766,350           46.0%

-----------------

* Represents less than 1% of the total number of shares of Common Stock outstanding.

(1) Dr. Berman is the majority shareholder of the P. Berman Family, L.L.C., which is the general partner of Sequoia Investments Limited Partnership, which is the record owner of 517,500 shares of Common Stock.

(2) Includes 2,500 shares subject to options exercisable within 60 days from March 31, 1997.

(3) To the Company's knowledge, this person has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by him, subject to community property laws where applicable.

(4) Includes 2,000 shares subject to options exercisable within 60 days from March 31, 1997.

(5) Mr. Cole if the manager of MC(2) Management Group, LLC, which is the general partner of MC(2) Investments Limited Partnership, LLP, which is the record owner of 440,000 shares of Common Stock. Mr. Cole is a member of MC(2) Foundation, which is the record owner of 50,500 shares of Common Stock.

(6) To the Company's knowledge based on Schedule 13D on file with the Securities and Exchange Commission, Mr. Lamoreaux has sole voting and investment power with respect to 33,500 shares of Common Stock and shared voting and investment power with respect to 231,700 shares of Common Stock with Lamoreaux Partners, a California limited partnership, of which Mr. Lamoreaux is the General Partner.

(7) To the Company's knowledge based on Schedule 13G on file with the Securities and Exchange Commission, Travelers Group Inc., Associated Madison Companies, Inc., PFS Services, Inc., The Travelers Indemnity Company, Travelers/Aetna Property Casualty Corp., and The Travelers Insurance Group Inc. have shared voting and investment power with respect to 200,000 shares of Common Stock.

(8) Mr. Donovan owns 52,100 shares of Common Stock as community property with his wife. Mr. Donovan is the indirect beneficial owner of 37,500 shares of Common Stock through his wife, who is the custodian for their children's shares.

(9) Includes 1,000 shares subject to options exercisable within 60 days from March 31, 1997.


                              CERTAIN RELATIONSHIPS
                            AND RELATED TRANSACTIONS

         The Company, Dr. Phillip Berman, Ronald Michaels, Cary Cole, Henky Wibowo and Kevin Donovan, among others, entered into a Settlement Agreement (the "Settlement Agreement") with ASR and certain other individuals affiliated with ASR, including Dr. Thomas Stejskal, formerly a director of the Company and a principal stockholder (the "ASR Affiliates"), dated July 14, 1996, pursuant to which the Company and Dr. Berman have resolved all previously outstanding difference between them and ASR and the ASR Affiliates regarding the use of intellectual property included in the Company's software. In consideration for entering the Settlement Agreement, the Company has: (i) issued 126,000 shares to certain of the ASR Affiliates; (ii) issued to ASR a non-interest bearing promissory note in the amount of $250,000 payable December 31, 2002; and (iii) agreed to pay ASR $541,676, at the Company's option, in cash, in shares of Common Stock or any combination of cash and shares of Common Stock. The Company issued 93,480 shares of stock to ASR in November 1996 in full settlement of the $541,676.

         On April 16, 1996 the Company entered into an Agreement to Co-Sign Loan (the "Co-Sign Agreement") with Harold Cole, the father of Cary Cole, Vice President, Sales and a director of the

Company, to assist the Company in obtaining a short-term loan (the "BankOne Loan") in the amount of $250,000 from BankOne, Arizona, N.A., secured by the Company's assets. Pursuant to the terms of the Co-Sign Agreement, Harold Cole agreed to pay such sums on the BankOne Loan as necessary for the Company to meet its obligations under that loan. In consideration for Harold Cole's entering the Co-Sign Agreement, in April 1996, the Company granted to him an option to purchase up to 75,000 shares of the Company's Common Stock at a per share price of $0.007 per share. Such option was exercised in full in May 1996. The BankOne Loan was paid in full upon the completion of the Company's initial public offering.

         In July 1996, the Company acquired the ClinicalWare product line from Pinga, Inc., a company owned by Dr. Berman, Cary Cole and Henky Wibowo, each of whom are directors and executive officers and principal Stockholders of CompuRAD. The purchase price of $90,000 was determined on the basis of the expenses incurred by Pinga, Inc. relating to the development of the ClinicalWare software.

         In March 1995, the Company and U.S. Radiology ("USR"), a company owned by Dr. Berman, entered into a license agreement pursuant to which USR granted the Company an exclusive right to use the MammoWorks product. The Company was obligated to pay USR a license fee of $150 per copy licensed by the Company, up to 500 licenses. The Company would not have been obligated to pay any additional license fees to USR after the first 500 licenses. Through July 1996, 70 MammoWorks copies were licensed by the Company, and $10,500 was paid to Dr. Berman. In July 1996, the Company and USR entered into a Technology Transfer Agreement pursuant to which USR and Dr. Berman transferred all their rights and interests in the MammoWorks product to the Company for $1.00. The Company is obligated to pay a royalty fee to USR on the remaining 430 copies licensed by the Company. The Company has no further obligations under the March 1995 license agreement. From July 1996 to December 31, 1996, 41 copies were licensed by the Company and $6,150 was paid to USR.

         In March 1996, the Company issued 150,000 shares of Common Stock to Ronald Michaels in consideration of amounts owed to Mr. Michaels under a consulting agreement between Mr. Michaels and the Company, entered into in September 1995, and in consideration of Mr. Michaels becoming a full-time employee and Executive Vice President of the Company.

         The Company's principal offices, until October 1996, were subject to a five-year lease between Dr. Berman, in his individual capacity, and El Dorado Tucson Limited Partnership, an Arizona Tucson Limited Partnership. From March 1, 1993 until July 31, 1995, the Company and ASR co-occupied the space. During that period, the Company paid a portion of the rent based on its pro rata use. From August 1, 1995 until the Company moved its principal offices in October 1996, the Company occupied all of the space and paid the full rent of approximately $75,000.

           The Company and Ronald Michaels are contemplating entering into a consulting agreement in which Mr. Michaels will assume new responsibilities for the ClinicalWare Partners Program, Corporate Business Alliances and International Business Development.

         From time to time during the two years prior to the Company's initial public offering, the Company has sold shares of its Common Stock to certain directors and officers of the Company in connection with the exercise of options by such individuals.

         The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. The Company has adopted a policy that all future transactions between the Company and its directors, officers, principal Stockholders and their affiliates shall be on terms no less favorable to the Company than could be obtained by the Company from unrelated third parties and shall be approved by a majority of the members of the Board and by a majority of the disinterested directors.


                                LEGAL PROCEEDINGS

         The Company is not a party to any material legal proceeding.


                          COMPLIANCE WITH SECTION 16(a)
                               OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Directors, officers and greater than 10% Stockholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

         Based solely on the Company's review of the copies of such forms received by it during the year ended December 31, 1996, and written representations that no other reports were required, the Company believes that, during the year ended December 31, 1996, all directors, officers or beneficial owners of more than 10% of the Company's Common Stock complied with the applicable Section 16(a) filing requirements.


                                  OTHER MATTERS

         The Company knows of no other matters to be submitted to the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares represented by the proxies as the Board may recommend.

         It is important that your shares be represented at the Meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope which has been enclosed.


                                         By Order of the Board of Directors

                                         Henky Wibowo
                                         Secretary

Tucson, Arizona
May 9, 1997

                                  DETACH HERE                             CPU 2

                                 COMPURAD, INC.

                 PROXY FOR 1997 ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 22, 1997
P
           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
R
        The undersigned stockholder of CompuRAD, Inc. (the "Company") hereby
O acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement for the 1997 Annual Meeting of Stockholders of the Company
X to be held on Thursday, May 22, 1997 at 2:00 p.m., local time, at the Loews Ventana Canyon Resort, 7000 North Resort Drive, Tucson, Arizona, and hereby
Y appoints Phillip Berman, M.D. with full power of substitution, Proxy and Attorney-in-Fact, on behalf and in the name of the undersigned, to vote and otherwise represent all of the shares registered in the name of the undersigned at said Annual Meeting, or any adjournment thereof, with the same effect as if the undersigned were present and voting such shares, on the matters and in the manner specified on the reverse side.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
                                                                        SIDE

                                  DETACH HERE                              CPU 1

[X] Please mark
    votes as in
    this example.

    In their discretion, the Proxies are entitled to vote upon such other matters as may properly come before the Annual Meeting or any adjournments thereof. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES AND PROPOSALS BELOW, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.


    1. Election of Directors:

    NOMINEES: Jose L. Canchola, Stewart F. Gross, David I. Lapan, M.D.

                    FOR          WITHHELD
                    [ ]            [ ]

    [ ]
        --------------------------------------
        For all nominees except as noted above

    2. Proposal to ratify the appointment of      FOR   AGAINST   ABSTAIN
       Ernst & Young LLP as the                   [ ]     [ ]       [ ]
       independent auditors of the Company
       for the fiscal year ending December
       31, 1997.

            MARK HERE    [ ]                      MARK HERE    [ ]
           FOR ADDRESS                           IF YOU PLAN
            CHANGE AND                            TO ATTEND
           NOTE AT LEFT                          THE MEETING

    TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.

    (This proxy should be marked, dated and signed by each stockholder exactly as such stockholder's name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. If shares are held by joint tenants or as community property, both holders should sign.)

Signature:                                               Date:
          ----------------------------------------------      ------------------

Signature:                                               Date:
          ----------------------------------------------      ------------------